HERTZ GLOBAL 1Q 2019 Earnings Call May 7, 2019 HOLDINGS, INC. 8:30 am ET

Forward Looking Statements Certain statements made within this presentation contain forward-looking statements. Forward- looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of May 7, 2019, and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its first quarter 2019 results issued on May 6, 2019, and the Risk Factors and Forward- Looking Statements sections of the Company’s 2018 Annual Report on Form 10-K filed on February 25, 2019. Copies of these filings are available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 1

Non-GAAP Measures and Key Metrics THE FOLLOWING NON-GAAP MEASURES1 AND KEY METRICS1 WILL BE USED IN THE PRESENTATION: ▪ ▪ Adjusted Corporate EBITDA Total RPD ▪ ▪ Adjusted Corporate EBITDA Margin Total RPU ▪ ▪ Adjusted Pre-tax Income (Loss) T&M Rate ▪ ▪ Adjusted Net Income (Loss) Depreciation Per Unit Per Month ▪ ▪ Adjusted Diluted Loss Per Share Average Vehicles ▪ ▪ Adjusted Free Cash Flow Vehicle Utilization ▪ Transaction Days 1Definitions and reconciliations of non-GAAP measures and definitions of key metrics are provided in the Company’s first quarter 2019 press release issued on May 6, 2019 and as an exhibit to the Company’s Form 8-K filed on May 7, 2019. 2

Agenda BUSINESS FINANCIAL RESULTS OVERVIEW OVERVIEW Kathryn Marinello Jamere Jackson President & Chief Executive Officer Chief Financial Officer Hertz Global Holdings, Inc. Hertz Global Holdings, Inc. 3

Focused on Driving Sustainable Revenue and Earnings Growth

Revenue Growth

- U.S. 1Q:19 +7%
  - 1Q:19 RPD +2%, T&M +4%
- Superior product breadth and quality
- TNC growth
- AI-enabled revenue management
  - International launch June 2019

U.S. Fleet Management Excellence

- Monthly net depreciation per unit
  - (15)% 1Q:19
- Leveraging fleet acquisition strategy
- Opportunistic fleet rotation
- Expansion of highest-return retail channel
- Longer asset life: TNC, insurance replacement

Productivity

- Drive operational efficiency
- Centralize maintenance
- Optimize procurement

Technology and Innovation

- New Hertz app launched April 2019
- NA rollout new, cloud-based systems, fall 2019
  - CRM, mobile apps, reservation, rental, fleet management, back-office systems
- Expansion of Hertz Fast Lane *powered by CLEAR* biometrics
- Global expansion of connected fleet across TNC, rental and corporate-leased fleet

Hertz dollar CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

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QUARTERLY Jamere Jackson Chief Financial Officer OVERVIEW Hertz Global Holdings, Inc.

1Q:19 Consolidated Results $ in millions, except per share data 1Q:19 1Q:18 YoY Results Results Inc/(Dec) GAAP Total revenues $2,107 $2,063 2% Loss before income taxes $(149) $(231) (35)% Net loss attributable to Hertz Global $(147) $(202) (27)% Diluted loss per share $(1.75) $(2.43) (28)% Weighted average shares outstanding: diluted 84M 83M Non-GAAP Adjusted Corporate EBITDA $(4) $(59) (93)% Adjusted Corporate EBITDA Margin –% (3)% 270bps Adjusted Pre-tax Loss $(111) $(175) (37)% Adjusted Net Loss $(83) $(131) (37)% Adjusted Diluted EPS $(0.99) $(1.58) (37)% 6

1Q:19 U.S. RAC U.S. RAC (YoY quarterly results) Performance Overview: Revenue1 Transaction Days ▪ 10% 9% 7% 7% 1 2 7% 6% 6% Revenue +7%, +3% ex-TNC 5% 7% 4% • Days +4%, flat ex-TNC • RPD +2%, +3% ex-TNC 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 • Strong pricing in leisure segments • RPD up Airport and Off-Airport Total RPD T&M Rate 3% 3% 2% ▪ 5% 6% Growth Drivers 3% 3% 4% 0% • Revenue management capabilities • Accelerated growth in TNC (1)% 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 • Brand-building marketing Total RPU • Great fleet and customer service 5% 3% 3% ▪ 1% 2% Adj. Corporate EBITDA $7M, +$55M YoY 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 1Revenue results shown represent total revenue for U.S. RAC excluding ancillary retail vehicle sales revenue; also known as Total Rental Revenue. 2TNC is transportation network companies that provide ride-hailing services. 7

1Q:19 U.S. RAC Fleet U.S. RAC Fleet Depreciation Per Unit Per Month YoY Continued Focus on Optimizing Fleet: ▪ 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 Depreciation Per Unit Per Month (15)% YoY • Lower acquisition cost on like-for-like vehicles • Driving unit sales through high-return channels (13)% (15)% (15)% (15)% • Residual value market strength (19)% • Opportunistic fleet rotations Average Vehicles YoY • Growth in TNC extends asset life 7% 6% 6% 5% ▪ Average Vehicles +5%, +1% ex-TNC 0% • TNC fleet +85% YoY to 43k vehicles 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 • Disciplined, data-driven approach Vehicle Utilization 79% 81% 81% 81% 79% 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 8

1Q:19 U.S. RAC Retail Sales Initiative U.S. RAC Retail Sales Disposition Channel Focused on Highest-Return Disposition Channel: ▪ +11% Retail sales volume 1Q +11% ▪ Same store sales +7% ▪ High-margin ancillary retail sales revenue +15% ▪ Net +4 retail store fronts in 1Q:19 to 84 stores ▪ 27k World-class sales team and capability 24k ▪ Top 10 used-vehicle retailer nationally ▪ Hertz’s preferred fleet mix drives higher residual values 1Q:18 1Q:19 9

1Q:19 International RAC International RAC (YoY quarterly results)1 1 Revenue Transaction Days Performance Overview : ▪ 4% 4% Revenue flat on a constant currency basis 3% 2% 2% 2% 0% 0% 0% • Days +2%, RPD (2)% • Days strong in APAC, relatively flat in Europe (2)% 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 • Easter shift into 2Q:19 vs. 1Q:18 Total RPD T&M Rate ▪ 7% Adj. Corporate EBITDA $(13)M 5% 3% ▪ 2% 2% 2% Key focus areas: 0% • Improved revenue management capabilities (1)% (2)% (2)% • Driving operating cost productivity 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 Total RPU 4% 1% 1% (1)% (3)% 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 1Results shown are in constant currency. Constant currency for 2019 periods are based on December 31, 2018, foreign currency exchange rates. Constant currency 10 for 2018 periods are based on December 31, 2017, foreign currency exchange rates.

DEBT, LIQUIDITY & Jamere Jackson Chief Financial Officer CASH FLOW OVERVIEW Hertz Global Holdings, Inc.

1Q:19 Debt, Liquidity and Cash Flow Hertz Global Consolidated $ in millions, as of March 31, 2019 Non-Vehicle Debt Maturity Profile1 Overview: ▪ Liquidity of $1.0B at March 31, 2019 ▪ Focused on 2020 non-vehicle debt stack ▪ 2019 Adjusted Free Cash Flow dynamics $1,167 $1,250 + Operating cash flow $14 - Technology investments $14 $14 - Vehicle interest $800 $700 $618 $500 $500 ± Residual values $10 2019 2020 2021 2022 2023 2024 Senior RCF and Stand Alone L/C Facility Term Loan Senior Second Priority Secured Notes Senior Notes 1As of March 31, 2019. Excludes $27M of promissory notes due 2028 and $13M of other non-vehicle debt. 12

Key Areas of Focus Revenue Growth ▪ Sustain top line momentum…growth initiatives: • Right cars, right place, right time, right price • Disciplined fleet management Asset Efficiency • Service excellence • Brand-building marketing • Innovation ▪ Productivity Drive productivity and operating efficiency ▪ Execute technology transformation Innovation 13

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